Investor: _________________

Subscription Agreement For

IDEAEDGE, INC.

Private Placement of

Shares of Common Stock

and Warrants to Purchase Shares of Common Stock

THE SECURITIES OF IDEAEDGE, INC., A COLORADO CORPORATION, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE APPLICABLE SECURITIES LAWS OF ANY STATE, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES OF IDEAEDGE, INC., A COLORADO CORPORATION, COMMON STOCK MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE PURCHASE OF SECURITIES OF IDEAEDGE, INC.  INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF LOSING THEIR ENTIRE INVESTMENT.

SUBSCRIPTION AGREEMENT

To:

IDEAEDGE, INC.

6440 Lusk Blvd., Suite 200

San Diego, California 92121

Gentlemen:

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Subscription.  The undersigned (the "Investor") subscribes for and agrees to purchase the shares of Common Stock (the "Shares") issued by IdeaEdge, Inc., a Colorado corporation (the "Company"), for $0.80 per share, in the amount set forth on the signature page below.  For every four (4) shares purchased, the Investor will receive a warrant (the “Warrant”) to purchase one share of common stock for $1.00 (the “Warrant Shares”), the form of which is attached hereto.  The Shares, Warrant and Warrant Shares are collectively referred to herein as the “Securities”.   The Investor's subscription is not contingent upon the Company receiving and accepting subscriptions for any specific dollar amount.  The Investor acknowledges that this subscription is irrevocable, except as otherwise expressly provided herein, and may be accepted or rejected in whole or in part by the Company in its sole discretion.

.

Representations and Warranties of Investor.  To induce the Company to accept this subscription, the Investor represents and warrants as follows:

()

The Investor understands that the Company has limited business operations and revenues to date.  The Investor has had adequate opportunity to obtain publicly available information from the Company concerning the business of the Company.  The Company has not nor does it have any obligation to disclose any material non-public information to Investor, nor will the Company have any obligation to update Investor with any material non-public information of which they may become aware after the date hereof.  The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, is able to bear the risks of an investment in the Company and understands the risks of, and other considerations relating to, the purchase of the Securities.

()

The Securities to be acquired hereunder are being acquired by the Investor for the Investor's own account for investment purposes only and not with a view to resale or distribution.

(c)

Investor either has a pre-existing personal or business relationship with the Company or its officers, directors or controlling persons, or by reason of Investor’s business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, have the capacity to protect their own interests in connection with the purchase of the Securities.

(d)

Investor is not aware of the publication of any advertisement in connection with the offer or sale of the Securities.

(e)

The Investor understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), the securities laws of any state thereof or the securities laws of any other jurisdiction, nor is such registration contemplated.  The Investor understands and agrees further that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act and appropriate state securities laws or an exemption from registration under the Securities Act and appropriate state securities laws covering the sale of the Securities as applicable, is available.  The Investor understands that legends stating that the Securities has not been registered under the Securities Act and state securities laws and setting out or referring to the restrictions on the transferability and resale of the Securities will be placed on the certificates representing the Securities.  The Investor's overall commitment to the Company and other investments that are not readily marketable is not disproportionate to the Investor's net worth and the Investor has no need for immediate liquidity in the Investor's investment in the Company.

(f)

The Investor has had the opportunity to review the Company’s public reports filed with the Securities and Exchange Commission (the “SEC Filings”).  The Investor has not been furnished any literature other than the SEC Filings and is not relying on any information, representation or warranty by the Company or any of its affiliates or agents, other than information contained in the SEC Filings, in determining whether to purchase the Securities.

(g)

The Investor understands that certain forward-looking statements that may be contained in the SEC Filings by their nature involve significant elements of subjective judgment and analysis that may or may not be correct; that there can be no assurance that such forward-looking statements will be accurate; and that such forward-looking statements should not be relied on as a promise or representation of the future performance of the Company.

(h)

The Investor has consulted to the extent deemed appropriate by the Investor with the Investor's own advisers as to the financial, tax, legal and related matters concerning an investment in the Company and on that basis believes that an investment in the Company is suitable and appropriate for the Investor.

(i)

If the Investor is a natural person, he or she has the legal capacity and all requisite authority to enter into, execute and deliver this Subscription Agreement, to purchase the Securities and to perform all the obligations required to be performed by the Investor hereunder.  If the Investor is a corporation, partnership, trust or other entity, it is authorized to purchase the Securities and otherwise to comply with its obligations under this Subscription Agreement.  The person signing this Subscription Agreement on behalf of such entity is duly authorized by such entity to do so.  This Subscription Agreement is the valid and binding agreement of the Investor and enforceable against the Investor in accordance with its terms. Such execution, delivery and compliance by or on behalf of the Investor does not conflict with, or constitute a default under, any instruments to which the Investor is bound, any law, regulation or order to which the Investor is subject, or any agreement to which the Investor is a party or by which the Investor is or may be bound.

(j)

The principal residence of the Investor is in the jurisdiction indicated below the Investor's signature hereto, or if the Investor is a corporation, partnership, trust or other entity, such Investor is organized and qualified under the law of the state indicated below.

(k)

The Investor acknowledges that legal counsel to the Company does not represent any Investor, and that legal counsel to the Company shall owe no duties directly to that Investor.  The Investor acknowledges that legal counsel to the Company has not represented the interests of Investor, or any documents or agreements related to the investment, including this Agreement.  The Investor represents and warrants that it has not revealed or disclosed any confidential information to legal counsel to the Company, and that Investor has either engaged independent legal counsel to represent them with respect to the investment, or has had the opportunity to do so.

(l)

The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, such that one or more of the qualifications set forth on the attached Investor Suitability Questionnaire applies, and Investor has completed, executed and delivered to the Company an Investor Suitability Questionnaire, and the information contained in the Investor Suitability Questionnaire is true and correct.

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Tax Information.  The Investor certifies under penalties of perjury that (i) the Investor's name, taxpayer identification or social security number and address provided on the signature pages and attachment hereto is correct; (ii) the Investor will complete and return with this Subscription Agreement IRS Form W-9, Payer's Request for Taxpayer Identification Number and Certification; (iii) the Investor is not a non-resident alien individual, foreign corporation, foreign partnership, foreign trust or foreign estate (as defined in the Code); and (iv) the Investor will notify the Company within 60 days of a change to foreign status.  The Investor agrees to properly execute and provide to the Company in a timely manner any tax documentation that may be reasonably required by the Company.

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Further Advice and Assurances.  All information that the Investor has provided to the Company is correct and complete as of the date hereof, and the Investor agrees to notify the Company immediately if any representation or warranty contained in this Subscription Agreement becomes untrue prior to the Company's acceptance of the Investor's subscription.  The Investor agrees to provide such information and execute and deliver such documents as the Company may reasonably request to verify the accuracy of the Investor's representations and warranties herein or to comply with any law or regulation to which the Company may be subject.

.

Indemnity.  The Investor agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents and representatives from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained in this Subscription Agreement or in any other document provided by the Investor to the Company or its agents in connection with the Investor's investment in the Company.  Notwithstanding any provision of this Subscription Agreement, the Investor does not waive any rights granted to it under applicable securities laws.

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Payment of Subscription; Closing.  The Investor shall pay the amount of the Investor's subscription hereunder by delivery of readily available funds prior to the acceptance of this Subscription Agreement.  If the Investor's subscription is rejected in whole or in part, the amount rejected shall be promptly returned by check without interest to the Investor.  The closing of the purchase and sale of the Securities shall happen simultaneously with the acceptance of the Subscription Agreement by the Company, which acceptance or rejection is in the sole discretion of the Company.

7.

Miscellaneous.  This Subscription Agreement is not assignable by the Investor without the consent of the Company.  The representations and warranties made by the Investor in this Subscription Agreement shall survive the closing of the transactions contemplated hereby and any investigation made by the Company or its agents.  This Subscription Agreement may be executed in one or more counterparts and may be delivered by facsimile transmission, all of which together shall constitute one instrument, and shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.

Date: November 19, 2008

Amount of Subscription:

$_________________

Number of Shares: _________________

INVESTOR:

__________________________________________

(Signature)

Address of Investor:

_____________________________

_____________________________

_____________________________

Telephone: (_____) ____________

Facsimile: (_____) _____________

ACCEPTANCE OF SUBSCRIPTION

The Company hereby accepts the above application for subscription for _____________ Shares of Common Stock in IdeaEdge, Inc., a Colorado corporation

IdeaEdge, Inc., a Colorado Corporation

By: ______________________________________

Jonathan Shultz, Chief Financial Officer

INVESTOR SUITABILITY QUESTIONNAIRE

Please check the applicable box –

A.

The undersigned is an accredited investor by reason of coming within one of the following categories:

___     1.

A natural person whose net worth, either individually or jointly with such person's spouse, at the time of the undersigned's receipt the shares exceeds $1,000,000;

___     2.

A  natural person who had an individual income in excess of $200,000, or joint income with that person's spouse in excess of $300,000, in the two most recent years and reasonably expects to have individual income reaching the same level in the current year;

___     3.

A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3)(a)(5)(A) of the Securities Act. whether acting in its individual or fiduciary capacity;

___     4.

A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

___     5.

An insurance company as defined in Section 2(13) of the Securities Act:

___     6.

An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

___     7.

A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

___     8.

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees. if such plan has total assets in excess of $5,000,000;

___     9.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

___     10.

A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

___     11.

An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the shares, with total assets in excess of $5,000,000;

___     12.

An executive officer or director of IdeaEdge.

___     13.

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in IdeaEdge; or

___     14.

An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this category only, a list of the equity owners of the undersigned, and each such equity owner should complete a copy of this questionnaire.

The undersigned has executed this Investor Suitability Questionnaire this ____ day of November 2008.

            INVESTOR:

__________________________________________

(Signature)

__________________________________________

FORM W-9

TO BE COMPLETED AND SIGNED BY OR ON BEHALF OF ALL SUBSCRIBERS:

SUBSTITUTE FORM W-9

Department of the Treasury

Internal Revenue Service

Request for Taxpayer

Identification Number ("TIN")

Part 1 -

Please provide your TIN below and certify by signing and dating below.

Social Security Number or Employer Identification Number:

Part 2 -

Check the box if you are NOT subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

Part 3 -

Check the box if you are awaiting your TIN.

CERTIFICATION -- Under penalties of perjury, I certify that the information provided on this form is true, correct and complete.

Signature

Date: